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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-110162) and on Forms S-8 (Nos. 333-30870, 333-36140, 333-83282 and 333-100037) of Therma-Wave, Inc. of our report dated June 10, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Jose, California
June 10, 2004